UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2022
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2022 Annual General Meeting of Shareholders on July 26, 2022. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2022 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess, if any, being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated April 28, 2022 (the "Proxy Statement").

(1) The following nine persons were nominees for Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2023.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Simon Burton	35,230,303	5,860,190	808,341	19,316,071	8,646,298	—	—	—
David Einhorn	36,232,122	5,219,837	446,875	19,316,071	8,646,298	—	—	—
Johnny Ferrari	35,780,282	4,735,575	1,382,978	19,316,071	8,646,298	—	—	—
Ursuline Foley	35,863,206	4,675,538	1,360,090	19,316,071	8,646,298	—	—	—
Leonard Goldberg	35,193,935	6,232,793	472,106	19,316,071	8,646,298	—	—	—
Victoria Guest	35,394,158	5,120,512	1,384,164	19,316,071	8,646,298	—	—	—
Ian Isaacs	35,391,866	5,961,425	545,543	19,316,071	8,646,298	—	—	—
Bryan Murphy	33,652,198	7,758,095	488,541	19,316,071	8,646,298	—	—	—
Joseph Platt	35,690,323	5,707,180	501,331	19,316,071	8,646,298	—	—	—

Each of Simon Burton, David Einhorn, Johnny Ferrari, Ursuline Foley, Leonard Goldberg, Victoria Guest, Ian Isaacs, Bryan Murphy and Joseph Platt received the affirmative vote of the majority of the Class A and Class B ordinary shares present in person or by proxy at the 2022 Annual General Meeting of Shareholders and were elected as directors of the Registrant.
(2) The following nine persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2023.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Simon Burton	35,501,197	5,589,586	808,051	19,316,071	8,646,298	—	—	—
David Einhorn	36,598,764	4,854,642	445,428	19,316,071	8,646,298	—	—	—
Johnny Ferrari	35,809,943	4,705,914	1,382,978	19,316,071	8,646,298	—	—	—
Ursuline Foley	35,894,893	4,645,298	1,358,643	19,316,071	8,646,298	—	—	—
Leonard Goldberg	35,476,486	5,950,241	472,106	19,316,071	8,646,298	—	—	—
Victoria Guest	35,818,345	4,696,325	1,384,164	19,316,071	8,646,298	—	—	—
Ian Isaacs	35,680,257	5,673,034	545,543	19,316,071	8,646,298	—	—	—
Bryan Murphy	35,120,666	6,302,069	476,099	19,316,071	8,646,298	—	—	—
Joseph Platt	35,707,644	5,689,860	501,331	19,316,071	8,646,298	—	—	—

(3) The following six persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company, by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2023.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Michael Brady	36,755,735	4,645,877	497,222	19,316,071	8,646,298	—	—	—
Lesley Caslin	36,738,577	4,645,298	514,959	19,316,071	8,646,298	—	—	—
Neil Greenspan	36,612,175	4,798,117	488,541	19,316,071	8,646,298	—	—	—
Bryan Murphy	35,108,803	6,301,490	488,541	19,316,071	8,646,298	—	—	—
Patrick O'Brien	36,740,053	4,645,009	513,773	19,316,071	8,646,298	—	—	—
Daniel Roitman	36,768,409	4,645,877	484,548	19,316,071	8,646,298	—	—	—

(4) The shareholders ratified the appointment of Deloitte Ltd. to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2022.

	Class A	Class B
For	75,228,796	8,646,298
Against	39,270	—
Abstain	206,091	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of Deloitte & Touche LLP to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2022.

	Class A	Class B
For	60,970,122	8,646,298
Against	37,824	—
Abstain	206,959	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of Deloitte Ireland LLP to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company, for the fiscal year ending December 31, 2022.

	Class A	Class B
For	60,967,229	8,646,298
Against	40,717	—
Abstain	206,959	—
Broker non-votes	—	—

(7) The shareholders cast the following non-binding vote on the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	34,543,127	8,646,298
Against	6,292,376	—
Abstain	1,063,332	—
Broker non-votes	19,316,071	—

The “say-on-pay” proposal received the affirmative vote of the majority of the Class A and Class B ordinary shares present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	July 29, 2022